UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2023

KINGSTONE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-01665	36-2476480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Joys Lane Kingston, New York	12401
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (845) 802-7900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On January 17, 2023, Kingstone Companies, Inc. (the “Company”) issued a press release announcing that Jennifer Gravelle has joined the Company’s management team as its Chief Financial Officer effective as of January 17, 2023 (the “Press Release”).  A copy of the Press Release is furnished as Exhibit 99.1 hereto.

Ms. Gravelle, age 50, has over 20 years of leadership experience in the property and casualty insurance industry.  She previously served as Chief Financial Officer at Slide Insurance Holdings, Inc., a full-stack insurtech organization, Allied Trust Insurance Company, a personal property insurance organization, and Olympus Insurance Company, also a personal property insurance organization.

Ms. Gravelle will be entitled to receive an annual salary of $325,000 and a bonus target equal to 25% of her base salary (with a minimum guaranteed bonus for 2023 of $50,000).  The Company also granted to Ms. Gravelle 14,535 shares of common stock of the Company pursuant to the Company’s Amended and Restated 2014 Equity Participation Plan, which shares will vest in three equal annual installments.

Item 7.01	Regulation FD Disclosure.

See Item 5.02 above.

The information in the Press Release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report on Form 8-K with respect to the Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated January 17, 2023, issued by Kingstone Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kingstone Companies, Inc.

Dated: January 17, 2023	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President and CEO